SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2008

                            BANKFINANCIAL CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                      0-51331                     75-3199276
  -----------------                ---------------              ---------------
(State or Other Jurisdiction)    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                  60527
------------------------------------------------                 --------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                -----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.        Other Events.

     On March 27, 2008, BankFinancial Corporation (the "Company") announced that its Board of Directors (the "Board") has extended the expiration date of its current share repurchase authorization from March 31, 2008 until November 15, 2008, and has increased by 201,639 shares the number of shares that can be repurchased in accordance with the authorization. The increase represents approximately 1% of the Company's issued and outstanding shares of common stock as of March 26, 2008. As of March 26, 2008, the Company had repurchased 3,307,023 shares of its common stock out of the 3,605,384 shares that had been previously authorized for repurchase. As a result of these actions, the Company is currently authorized to repurchase 500,000 shares of common stock.

     As previously disclosed, the authorization permits shares to be repurchased in open market or negotiated transactions, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission. The authorization will be utilized at management's discretion, subject to the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements, and to price and other internal limitations established by the Board. The authorization may be suspended, terminated or modified at any time prior to November 15, 2008 for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors will also affect the timing and amount of share repurchases.

         A copy of the press release announcing the extension and increase is attached as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit No.                Exhibit

              99           Press release dated March 27, 2008



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BANKFINANCIAL CORPORATION



DATE: March 27, 2008                By:   /s/ F. Morgan Gasior
                                          --------------------------------------
                                          F. Morgan Gasior
                                          Chairman of the Board,
                                          Chief Executive Officer and President







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                                                      EXHIBIT INDEX

         Exhibit No.                Exhibit

              99                Press release dated March 27, 2007